Exhibit 99.1

Kona Grill Reports First Quarter 2011 Financial Results

7.6% Increase in Q1 Same-Store Sales Drives 12.3% Overall Revenue Improvement

SCOTTSDALE, AZ April 27, 2011—Kona Grill, Inc. (Nasdaq: KONA), an American grill and sushi bar, reported financial results for the first quarter ended March 31, 2011.

First Quarter 2011 Highlights

•	Restaurant sales increased 12.3% to $23.6 million
•	Same-store sales increased 7.6%
•	Restaurant operating profit margin increased to 14.0%

“We’ve continued the sales momentum reported at the end of the year with a 7.6% increase in same-store sales in the first quarter,” said Marc Buehler, President and Chief Executive Officer of Kona Grill. “We continue to enjoy positive results from the various marketing and menu improvement initiatives implemented over the past year.

“Although we continue to be impacted by higher commodity costs, we have been able to leverage top-line sales to drive improved restaurant operating margins. The quarter’s results further support our forecast for achieving profitability in 2011.”

First Quarter 2011 Financial Results
Restaurant sales increased 12.3% to $23.6 million from $21.1 million in the same year-ago quarter. The improvement reflects a 7.6% increase in same-store sales driven by strong traffic and higher average guest check, as well as additional revenue from the Kona Grill in Baltimore, Maryland that opened during the fourth quarter of 2010. The 7.6% increase in same-store sales compares to a 6.4% increase in the prior quarter and a 2.5% decrease in the first quarter of 2010.

Average weekly sales for the 22 restaurants in the comparable base were $73,240 during the first quarter of 2011, compared to $68,050 in the same year-ago period. Average weekly sales for restaurants not in the comparable base were $70,340 during the first quarter of 2011, versus $60,650 in the same year-ago period.

Net loss for the first quarter of 2011 was $0.1 million or $0.01 per share, an improvement from a net loss of $0.9 million or $0.10 per share during the first quarter of 2010.

Financial Guidance
For the second quarter of 2011, the Company forecasts restaurant sales of $24.0 million to $25.0 million, and net income of $0.2 million to $0.4 million, or $0.02 to $0.04 per share.

Conference Call
The Company will host a conference call to discuss its first quarter 2011 financial results today at 5:00 p.m. ET.

Toll-free dial-in number: 1-866-226-1792
Direct/International: 1-416-340-2216
Conference ID#: 4097589

The conference call will be broadcast simultaneously and available for replay via the Investor Relations section of the company's website at www.konagrill.com.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

A replay of the call will be available on the same day at 8:00 p.m. ET and until Friday, May 27, 2011:

Toll-free replay number: 1-877-870-5176
Direct/International replay number: 1-858-384-5517
Replay Pin Number: 4097589

About Kona Grill
Kona Grill (Nasdaq: KONA) features American favorites with an international influence and award-winning sushi in a casually elegant atmosphere. Kona Grill owns and operates 25 restaurants, guided by a passion for quality food and personal service. Restaurants are currently located in 16 states: Arizona (Chandler, Gilbert, Phoenix, Scottsdale); Colorado (Denver); Connecticut (Stamford); Florida (Tampa, West Palm Beach); Illinois (Lincolnshire, Oak Brook); Indiana (Carmel); Louisiana (Baton Rouge); Maryland (Baltimore); Michigan (Troy); Minnesota (Eden Prairie); Missouri (Kansas City); Nebraska (Omaha); New Jersey (Woodbridge); Nevada (Las Vegas); Texas (Austin, Dallas, Houston, San Antonio, Sugar Land); Virginia (Richmond). For more information, visit www.konagrill.com.

Forward-Looking Statements
The financial guidance we provide for our second quarter 2011 results, statements about our beliefs regarding profits and stockholder value, and certain other statements contained in this press release are forward-looking. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements that are not purely historical. We have attempted to identify these statements by using forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should,” or comparable terms. All forward-looking statements included in this press release are based on information available to us on the date of this release and we assume no obligation to update these forward-looking statements for any reason. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the Securities and Exchange Commission.

Kona Grill Investor Relations Contact:
Liolios Group, Inc.
Scott Liolios or Cody Slach
Tel 949-574-3860
info@liolios.com

KONA GRILL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31,	December 31,
	2011	2010
	(Unaudited)

ASSETS
Current assets	$4,670	$3,951
Other assets	701	650
Property and equipment, net	36,207	37,459
Total assets	$41,578	$42,060

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$8,497	$8,829
Long-term obligations	16,032	16,242
Stockholders’ equity	17,049	16,989
Total liabilities and stockholders’ equity	$41,578	$42,060

KONA GRILL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
	(Unaudited)

Restaurant sales	$23,632	$21,052
Costs and expenses:
Cost of sales	6,657	5,575
Labor	8,093	7,583
Occupancy	1,791	1,781
Restaurant operating expenses	3,789	3,456
General and administrative	1,882	2,137
Preopening expense	-	8
Depreciation and amortization	1,490	1,399
Total costs and expenses	23,702	21,939
Loss from operations	(70)	(887)
Nonoperating income (expense):
Interest income and other, net	-	22
Interest expense	(12)	(42)
Loss before provision for income taxes	(82)	(907)
Provision for income taxes	10	-
Net loss	$(92)	$(907)

Net loss per share:
Basic	$(0.01)	$(0.10)
Diluted	$(0.01)	$(0.10)

Weighted average shares outstanding:
Basic	9,203	9,155
Diluted	9,203	9,155

Reconciliation of Restaurant Operating Profit to Loss from Operations

The Company defines restaurant operating profit to be restaurant sales minus cost of sales, labor, occupancy, and restaurant operating expenses. Restaurant operating profit does not include general and administrative expenses, depreciation and amortization, or preopening expenses. The Company believes restaurant operating profit is an important component of financial results because it is a widely used metric within the restaurant industry to evaluate restaurant-level productivity, efficiency, and performance. The Company uses restaurant operating profit as a key metric to evaluate its restaurants' financial performance compared with its competitors. Restaurant operating profit is not a financial measurement determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to loss from operations. Restaurant operating profit may not be comparable to the same or similarly titled measures computed by other companies. The table below sets forth the Company's calculation of restaurant operating profit and a reconciliation to loss from operations, the most comparable GAAP measure (in thousands).

	Three Months Ended March 31,
	2011		2010

Restaurant sales	$23,632		$21,052
Costs and expenses:
Cost of sales	6,657		5,575
Labor	8,093		7,583
Occupancy	1,791		1,781
Restaurant operating expenses	3,789		3,456
Restaurant operating profit	3,302		2,657
Deduct - other costs and expenses:
General and administrative	1,882		2,137
Preopening expense	-		8
Depreciation and amortization	1,490		1,399
Loss from operations	$(70)		$(887)

	Percentage of Restaurant Sales
	Three Months Ended March 31,
	2011		2010

Restaurant sales	100.0%		100.0%
Costs and expenses:
Cost of sales	28.2		26.5
Labor	34.2		36.0
Occupancy	7.6		8.5
Restaurant operating expenses	16.0		16.4
Restaurant operating profit	14.0		12.6
Deduct - other costs and expenses:
General and administrative	8.0		10.2
Preopening expense	-		-
Depreciation and amortization	6.3		6.6
Loss from operations	(0.3	) %	(4.2)%